NUVEEN SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED APRIL 10, 2023

TO THE SUMMARY PROSPECTUS DATED JULY 29, 2022

John V. Miller will retire from Nuveen on June 1, 2023. He will continue to serve as a portfolio manager of the Fund until that time. Stephen J. Candido, CFA, Managing Director, has been named a portfolio manager of the Fund. Steven M. Hlavin and Timothy T. Ryan will continue to serve as portfolio managers of the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE